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                                  EXHIBIT 10.7















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                              LOAN SALE AGREEMENT


KNOW ALL MEN BY THESE PRESENTS:

     This LOAN SALE AGREEMENT dated as of _______________, 19__ is made and entered into by and between Remodelers Investment Corporation, as purchaser (together with its successors and assigns, being referred to herein as "PURCHASER"), and __________________________, as seller (together with its successors and assigns, being referred to herein as "SELLER").

                              W I T N E S S E T H:

     WHEREAS, Seller is engaged in the business of underwriting, originating or acquiring property improvement and home equity loans secured by mortgages on residential property;

     WHEREAS, Seller desires to sell to Purchaser and Purchaser desires to purchase from Seller on a whole loan basis the Initial Mortgage Loans and all monies due and to become due thereunder after the Cut-Off Date;

     WHEREAS, Seller desires to sell to Purchaser and Purchaser desires to purchase from Seller on a whole loan basis the Subsequent Mortgage Loans and all monies due and to become due thereunder after the related Subsequent Cut-Off Date;

     NOW, THEREFORE, in consideration of these premises and of the mutual agreements herein set forth, Purchaser and Seller each agree as follows:

     Section 1.  REPRESENTATIONS AND WARRANTIES.

     The Seller hereby represents and warrants to the Trust Fund, with respect to each Subsequent Mortgage Loan, as of the applicable Subsequent Transfer Date; and with respect to each Initial Mortgage Loan, as of the date hereof (each, a "CLOSING DATE") and with respect to itself, as follows:

     (a) MORTGAGE LOAN INFORMATION. The information with respect to each Mortgage Loan set forth in the Mortgage Loan Schedule is true and correct in all material respects as of the applicable Cut-Off Date.

     (b) DELIVERY OF MORTGAGE LOAN DOCUMENTS. All of the original or certified documentation required to be delivered to the Trustee or to the Custodian on or prior to the Closing Date or the Subsequent Transfer Date, as applicable, or as otherwise provided in this Agreement has or will be so delivered.

     (c) PAYMENTS CURRENT. No scheduled payments on the Mortgage Loans are delinquent 90 days or more as of the applicable Cut-Off Date, based on the terms under which the related Mortgages and Notes have been made. The Seller has not advanced funds, or induced, solicited or



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knowingly received any advance of funds from a party other than the related borrower, directly or indirectly, for the payment of any amount required by any Mortgage Loan.

     (d) NO WAIVER OR MODIFICATION. The terms of each Note and Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments reflected in the Trustee's Mortgage Loan File and no provision of any Mortgage or Note has been "whited out" or erased unless such modification has been initialed by each of the parties to the related Mortgage Loan. No instrument of waiver, alteration, modification or assumption has been executed except for the instruments that are part of the Trustee's Mortgage Loan File and the terms of which are reflected in the Trustee's Mortgage Loan File.

     (e) NO DEFENSES. No Note or Mortgage is subject to any set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Note or Mortgage, or the exercise of any right thereunder, render such Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and to the best of the Seller's knowledge, no such right of rescission, set-off, counterclaim or defense has been asserted in any proceeding or was asserted in any state or federal bankruptcy or insolvency proceeding at the time the related Mortgage Loan was originated.

     (f) COMPLIANCE WITH LAWS. Any and all requirements of any federal, state or local law applicable to each Mortgage Loan have been complied with including, without limitation, all consumer, usury, truth-in-lending, consumer credit protection, equal credit opportunity or disclosure laws applicable to each Mortgage Loan, and with respect to the Title I Mortgage Loans, the FHA Regulations; each Mortgage Loan was originated in compliance with all applicable laws and no fraud or misrepresentation was committed by any Person in connection therewith; any Mortgage Loan originated in the State of Texas, was originated pursuant to Chapter 6 of the Texas Consumer Credit Code.

     (g) NO SATISFACTION OR RELEASE OF LIEN. No Mortgage has been satisfied, canceled, subordinated or rescinded, in whole or in part. No Mortgaged Property has been released from the lien of the related Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission, other than the subordination of the lien of a Mortgage securing a Mortgage Loan (in the case of a Title I Mortgage Loan, as permitted by FHA Regulations), with respect to which a related Superior Lien was released in connection with the refinancing of the mortgage loan relating to such Superior Lien.

     (h) VALID LIEN. Each Note is secured by a Mortgage and each Mortgage is or creates a valid, subsisting and enforceable lien on the related Mortgaged Property, including, in the case of a Mortgage securing a property improvement loan, the land and all buildings on the Mortgaged Property.

     (i) VALIDITY OF MORTGAGE LOAN DOCUMENTS. Each Note and each Mortgage is genuine and each is the legal, valid and binding obligation of the Obligor thereof, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights in general and by general principles of equity. All parties to

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each Note and each Mortgage had legal capacity at the time to enter into the related Mortgage Loan and to execute and deliver such Note and Mortgage, and such Note and Mortgage have been duly and properly executed by such parties.

     (j) FULL DISBURSEMENT OF PROCEEDS. As of the applicable Cut-Off Date the proceeds of each Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, all costs, fees and expenses incurred in making or closing each Mortgage Loan and the recording of the Mortgage were disbursed, the Obligor is not entitled to any refund of any amounts paid or due under the Note or any related Mortgage and any and all requirements set forth in the related Mortgage Loan documents have been complied with.

     (k) OWNERSHIP. The Seller has good and marketable title to each Mortgage Loan, Note and Mortgage, is the sole owner thereof and has full right to sell each Mortgage Loan, Note and Mortgage to the Purchaser and upon the conveyance thereof by the Seller to the Purchaser, the Purchaser will become the sole owner of each Mortgage Loan, Note and Mortgage free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

     (l) OWNERSHIP OF MORTGAGED PROPERTY. The related Servicer's Mortgage Loan File contains a title document with respect to each Mortgage Loan reflecting that title to the related Mortgaged Property is held at least 50% by the Obligor under such Mortgage Loan.

     (m) NO DEFAULTS. Except with respect to any delinquent scheduled payment which is not more than 90 days delinquent as of the applicable Cut-Off Date, there is no default, breach, violation or event of acceleration existing under any Mortgage or any Note and there is no event which, with the passage of time or with notice and/or the expiration of any grace or cure period, would constitute such a default, breach, violation or event of acceleration and neither the Seller nor its predecessors have waived any such default, breach, violation or event of acceleration, except as set forth in an instrument of waiver, alteration, modification or assumption that is included in the Trustee's Mortgage Loan File.

     (n) NO CONDEMNATION OR DAMAGE. To the best of the Seller's knowledge, the physical condition of each Mortgaged Property has not deteriorated since the date of origination of the related Mortgage Loan (normal wear and tear excepted) and there is no proceeding pending for the total or partial condemnation of any Mortgaged Property.

     (o) MORTGAGE REMEDIES ADEQUATE. Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
(ii) otherwise, by judicial foreclosure.

     (p) FHA INSURANCE COVERAGE. Each Title I Mortgage Loan is an FHA Title I property improvement loan (as such term is defined in 24 C.F.R. Part 201.2) underwritten by the originator thereof in accordance with such originator's then current underwriting guidelines and all FHA requirements for the Title I Program as set forth in the FHA Regulations, and has been or will be

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reported to and acknowledged by the FHA for FHA Insurance under the Seller's
Title I contract of insurance. The Seller has no knowledge of any event which would invalidate or cancel the FHA Insurance for such Title I Mortgage Loan.

     (q) UNDERWRITING OF CONVENTIONAL MORTGAGE LOANS. Each Conventional Mortgage Loan is either a property improvement and/or home equity loan or a first or junior lien purchase money loan, and has been underwritten by the originator thereof in accordance with such originator's then current underwriting guidelines.

     (r) TERMS OF MORTGAGE LOANS. Each Mortgage Loan is a fixed rate loan; each Note has an original term to maturity of not less than 24 months nor more than 20 years and 32 days from the date of origination; each Note is payable in monthly installments of principal and interest, with interest payable in arrears, and requires a monthly payment which is sufficient to amortize the original principal balance over the original term and to pay interest at the related Mortgage Loan Interest Rate; and no Note provides for any extension of the original term.

     (s) SECURITY. No Note is, or has been, secured by any collateral except the lien of the related Mortgage.

     (t) DEED OF TRUST. If a Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves as such and is named in the Mortgage, or a valid substitution of trustee has been recorded or may be recorded and no extraordinary fees or expenses are, or will become, payable by the Seller to the trustee under the deed of trust, except in connection with default proceedings and a trustee's sale after default by the related Obligor.

     (u) VALUE AND TITLE I INSURABILITY. Except with respect to conditions and circumstances expressly permitted pursuant to the applicable underwriting guidelines, the Seller has no knowledge of any conditions or circumstances (that are not reflected in the Trustee's Mortgage Loan File or in the Servicer's Mortgage Loan File) that could reasonably be expected to materially and adversely affect the value of the related Mortgaged Property with respect to any Conventional Mortgage Loan. Further, the Seller has no knowledge of any conditions or circumstances that could reasonably be expected to affect the FHA insurability with respect to any Title I Mortgage Loan under the Title I Program.

     (v)  TYPES OF MORTGAGE LOANS.  Each Mortgage Loan is (i) in respect of
(1) a property improvement and/or home equity loan, or (2) a first or junior lien purchase money loan, and (ii) not a loan in respect of the purchase of a manufactured home; provided that each Title I Mortgage Loan is only in respect of a property improvement loan.

     (w) COMPLETION OF IMPROVEMENTS. With respect to all Mortgage Loans (except for such Mortgage Loans that are first lien or junior lien purchase money loans, the proceeds of which have been used in part to improve the related Mortgaged Property), all improvements to be made to each Mortgaged Property with the proceeds of the related Mortgage Loan have been completed and, except as to Mortgage Loans that are such purchase money loans or that were made by the originator

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thereof directly to the owner of the property being improved, the Servicer's
Mortgage Loan File with respect to such Mortgage Loan contains a Completion Certificate.

     (x) ORIGINATION PRACTICES. The origination practices used by each originator of the Mortgage Loans and the servicing and collection practices used by the Seller with respect to each Mortgage Loan, and with respect to each Title I Mortgage Loan the refinancing practices, if applicable, have been in all material respects legal, proper, prudent and customary in the property improvement and/or home equity loan origination and servicing business and, in the case of Title I Mortgage Loans, in compliance with all FHA Regulations.

     (y) SERVICING PRACTICES. Each Mortgage Loan has been serviced in accordance with all applicable laws and, to the best of the Seller's knowledge, no fraud or misrepresentation was committed by any Person in connection therewith.

     (z) NO BULK TRANSFER. The sale, transfer, assignment, conveyance and grant of the Notes and the Mortgages by the Seller to the Purchaser were not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

     (aa) DELINQUENCIES. As of the November 8, 1995 Cut-Off Date, none of the Initial Mortgage Loans (by principal balance) and none of the Initial Mortgage Loans (by number) were delinquent 31 days or more.

     (bb) RELIEF ACT MATTERS. No Obligor has notified the Seller, and the Seller has no knowledge of any relief requested or allowed to an Obligor under the Soldiers' and Sailors' Civil Relief Act of 1940.

     (cc) SELECTION CRITERIA. The Mortgage Loans were not selected by the Seller for sale to the Purchaser or for inclusion in the Trust Fund on any basis intended to adversely affect the Purchaser or the Trust Fund.

     (dd) REMIC QUALIFICATION.  With respect to each Mortgage Loan, either:
(i) the original principal balance of the Mortgage Loan as of the date of origination thereof was less than 125% of the value of the Mortgaged Property attributable to only the real property securing such Mortgage Loan less the amount of all indebtedness secured by such Mortgaged Property which is senior or pari passu with the lien of such Mortgage Loan; or (ii) substantially all of the proceeds of such Mortgage Loan were used to acquire or to improve or protect an interest in real property that, at the date of origination of such Mortgage Loan, was the only security therefor.

     (ee) APPRAISED MORTGAGE LOAN-TO-VALUE. At origination, each Title I Mortgage Loan in excess of $15,000, that was not owner-occupied, had an appraised loan-to-value ratio not in excess of 100%; provided that the FHA Regulations in effect at the time of such origination required an appraisal of the Mortgaged Property.

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     (ff) TYPE OF MORTGAGED PROPERTIES.  At the time of origination, each
Title I Mortgage Loan with a principal balance of $7,500 or greater was secured by a lien on an owner-occupied one-to-four family dwelling.

     (gg) SENIOR LIEN DELINQUENCIES. No lien senior to the lien created by a Mortgage at the time of origination of the related Mortgage Loan was more than 30 days past due.

     Section 2.  PURCHASE AND DELIVERY.

     In consideration for the sale and transfer of the Mortgage Loans to Purchaser by Seller, and upon transfer of such Mortgage Loans to Purchaser or Purchaser's designee from Seller on the date hereof with respect to the Initial Mortgage Loans, and on the applicable Subsequent Transfer Date with respect to the Subsequent Mortgage Loans, the Purchaser shall pay Seller $10.00 and other good and valuable consideration (the "PURCHASE PRICE"). The transfer of funds from Purchaser to Seller for the Purchase Price for all Mortgage Loans purchased shall be made by wire transfer of immediately available funds to the bank account designated by Seller.

     On the date hereof with respect to the Initial Mortgage Loans, and on the Subsequent Transfer Date with respect to the Subsequent Mortgage Loans, Seller shall transfer, assign and convey to Purchaser all of Seller's right, title and interest in and to each Mortgage Loan and the related Trustee's Mortgage Loan File. Seller shall, or shall cause its agent to deliver to Purchaser or Purchaser's designee, the related Trustee's Mortgage Loan File.

     On the date hereof with respect to the Initial Mortgage Loans, and on the Subsequent Transfer Date with respect to the Subsequent Mortgage Loans, Seller shall promptly transfer to Purchaser or its designee good title to the related Mortgage, if applicable, pursuant to an Assignment of Mortgage and legal title to the related Note pursuant to the endorsement thereof in the name of the Purchaser or its designee; provided that such Assignment of Mortgage, if applicable, and endorsement of such Note shall be prepared and executed in the manner as spsecified in writing by the Purchaser. Seller shall provide to Purchaser, at Seller's cost, a duly executed Assignment of Mortgage, if applicable, and a blank endorsement of the related Note. Purchaser shall bear the cost and expense of completing and recording such Assignment of Mortgage, if applicable, and completing the endorsement of such Note to the Purchaser or its designee.

     Section 3. BINDING EFFECT. This Loan Sale Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Purchaser and the Seller.

     Section 4. GOVERNING LAW. This Loan Sale Agreement shall be governed by and construed under the laws of the State of Texas.

     Section 5. CAPITALIZED TERMS. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement, dated as of __________________, 19___ (the "POOLING AND SERVICING AGREEMENT"), by and between the Purchaser, as Depositor, the Seller, as Transferor and Servicer, Residential Funding Corporation, as Standby Servicer, and First Trust of California, National Association, as Trustee.

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     IN WITNESS WHEREOF, the undersigned Purchaser and Seller have executed this Loan Sale Agreement as of the ___th day of _______________, 19__ .

                              --------------------------------------------- ,
                              as Seller


                              By:
                                 --------------------------------------------
                              Name:
                                   ------------------------------------------
                              Title:
                                    -----------------------------------------

                              -----------------------------------------------
                              as Purchaser

                              By:
                                 --------------------------------------------
                              Name:
                                   ------------------------------------------
                              Title:
                                    -----------------------------------------















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